Exhibit 99.1
Connecticut Water Presentation April 10, 2008

Forward Looking Statements Except for the historical statements and discussions, some statements contained in this report constitute "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward looking statements are based on current expectations and rely on a number of assumptions concerning future events, and are subject to a number of uncertainties and other factors, many of which are outside our control, that could cause actual results to differ materially from such statements.

Organized in 1956 54 Towns Serving 300,000 people 206 Employees Largest Customer CT Dept. of Corrections <1% of Revenue Connecticut Water Company

Residential Commercial Fire Protection Other Public Authority Industrial 0.892 0.0652 0.0186 0.0113 0.0071 0.0052 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Customers by Class Residential 90.6% Commercial 6.4% Fire Protection 1.9% Public Authority 0.7% Industrial 0.5%

Service Area Profile Suburban/Rural area 60 customers/mile of main Median household income 2005 - 2006 $60,551 (U.S. - $48,023) >500 community water systems statewide 100 municipal/public authority > 75% serve less than 500 people CWC Service Area 2007 BUI Eastern Service Area

Overview Stock Price - $24.35 (4/8/08) Book Value (12/31/07) - $11.95 Annualized Dividend - 87¢ 38 years of consecutive dividend increases 51+ years of dividend payment Dividend Yield - 3.6%

Earnings Growth Using the Regulated Model Invest in Water Plant $48.00 Capitalize 50% with Debt Capitalize 50% with Equity (1 share of CTWS) $24.00 $24.00 10.125%* Regulatory return on equity $2.43 * After tax return

2007 Performance

2007 Rate Decision 2008 Limited Reopener Elements of Rate Decision / Reopener Requested 30.2% / 29% Granted Received Phase 1 January 2007 - 22.3% Increase Phase 2 April 2008 - 6.7% Increase Includes return on $15.5 M on infrastructure improvements completed in 2007 Return on Equity = 10.125%

Segment Earnings 2006 - 2007 Continuing Operations 2006 2007 3rd Qtr 4th Qtr Water Activities 0.5 0.96 90 20.4 Real Estate 0.25 0.02 34.6 31.6 Services & Rentals 0.06 0.08 45 43.9 EPS

Earnings 2005 - 2007 Continuing Operations 2004 2005 2006 2007 Water Activities 0.95 0.83 0.5 0.96 Real Estate 0.15 0.01 0.25 0.02 Service & Rentals 0.05 0.05 0.06 0.08 EPS 0.87 0.81 1.06 EPS

Total Return in 2007 CTWS Peer Avg. S&P 500 2007 Water Activities 0.95 0.83 0.5 0.96 Real Estate 0.15 0.01 0.25 0.02 Service & Rentals 0.05 0.05 0.06 0.08 Total Return 0.074 0.002 0.055 1.06

Stock Price Appreciation in 2007 CTWS Peer Avg. S&P 500 2007 Water Activities 0.95 0.83 0.5 0.96 Real Estate 0.15 0.01 0.25 0.02 Service & Rentals 0.05 0.05 0.06 0.08 Total Return 0.036 -0.0037 0.055 1.06

Dividend Yield 12/31/2007 CTWS Peer Avg. S&P 500 2007 Water Activities 0.95 0.83 0.5 0.96 Real Estate 0.15 0.01 0.25 0.02 Service & Rentals 0.05 0.05 0.06 0.08 Total Return 0.037 0.0276 0.055 1.06

Our Strategy

Customer Satisfaction 2007 Index of 92% World Class Level - 85% Low Complaint Rate at DPUC Only one increase in 15 Years Phase in Operational Excellence Over $160M Invested (1991-2006) Over $18.5M Invested in 2007 EPA Partnership Award Customer Strategy

Employee Strategy Measure Employee Satisfaction Honesty, Trust & Respect Communication Leadership Training & Development Safety Industry Award Industry Award Industry Award Industry Award Industry Award Industry Award Industry Award Industry Award

Shareholder Strategy Consistent Financial Performance Strong Dividend Yield 3.6% Yield High Earnings Quality Revenues: 90 % Water / 10 % Services & Rentals Earnings: 65 - 100 % Water Strong Balance Sheet Conservative Financial Management

Dividend Growth 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 Earnings Per Share Continuing Operations 0.71 0.76 0.82 0.87 0.93 0.95 0.97 0.97 1.02 1.04 1.13 1.08 1.11 1.15 0.89 0.84 Dividends Per Share 0.711 0.715 0.729 0.733 0.747 0.755 0.769 0.778 0.787 0.795 0.804 0.814 0.825 0.835 0.845 0.855 0.865 North 45.9 46.9 45 43.9

Growth Strategy Invest in Water Segment Timely recovery (24 - 36 months) New Infrastructure Surcharge Mechanism Manage Costs Strong Regulatory Relations Aggressively Seek New Customers Acquisitions (Water & Wastewater) Expand Services

Capital Expenditures 2004 2005 2006 2007 2008 Est. 8.38 14.09 16.18 18.7 18.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 (Millions)

WICA (Water Infrastructure Conservation Adjustment) DSIC - type infrastructure recovery mechanism Signed into law June 2007 5% annual cap - 7.5% maximum adjustment Available in 2009

Customer Growth 91 92 93 94 95 96 97 98 99 00 01 02 03 04 2006 Since 1/1/2007 07 Organic 0.71 0.76 0.82 0.87 0.93 0.95 0.97 0.97 1.02 1.04 1.13 1.08 1.11 1.15 0.018 0.01 Acquisitions 0.711 0.715 0.729 0.733 0.747 0.755 0.769 0.778 0.787 0.795 0.804 0.814 0.825 0.835 0.0015 0.031 0.865 Organic 45.9 46.9 45 43.9 0.0166 0.01

2007 Acquisitions Birmingham Utilities - Eastern CT 2,500 customers H2O Services, Inc. (50 contract operations) $3.5 million cash for $9 million of rate base Closed January 2008 Avery Heights 216 customers Closed March 2007 Hilldale Park 55 customers Closed November 2007

Acquisitions 500 Water / 300 WW Systems 14 private water companies 2 municipal systems since 1996 Represents 16% of current base 3 acquisitions completed since January 2007

New Customers 303 New Customer in 2007 Private Well Conversions New Construction Developer Partnerships

Connecticut DPUC 5 Commissioners (2 Republicans 2 Democrats) Donald W. Downes Jack W. Betkoski III Anne C. George Anthony J. Palermino Vacancy Regulatory Environment

Connecticut DPUC Jack W. Betkoski III Lead water commissioner Former Chairman NARUC Water Committee 6 month regulatory lag Recent decision - innovative Regulatory strategy - engage & educate

Linebacker(r) Service Line Protection Renewal Rate >90% >90% >90% 2nd Qtr 3rd Qtr 4th Qtr 2003 0.26 27.4 90 20.4 2004 0.248 38.6 34.6 31.6 2005 0.282 46.9 45 43.9 2006 0.284 2007 0.29 Percent of residential customers enrolled * Enrollment fee increased 7.5% in 3rd Q 2007 2006* 2005 2004

UConn Partnership Management of University's Water Systems 2 Year Agreement Option for 2 one-year renewals Valued at $1.75 M if extended Build Brand

S&P Quality Ranking Only one of 4 water utilities rated 'above average' High dividend yield 38 Years of increasing dividends Selected as one of America's Finest Companies by Staton Institute in 2007 One of only 318 Companies (out of 19,000) with 10 consecutive years of higher dividends and/or earnings per share Connecticut Water

Connecticut Water Thanks You! Questions? Questions?